                                 EXHIBIT 99.2

Exhibit 99.2  UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS

                NORTH CENTRAL BANCSHARES, INC. AND SUBSIDIARIES
                    VALLEY FINANCIAL CORP. AND SUBSIDIARIES

The unaudited pro forma combined consolidated financial statements presented on the following pages are based on the historical financial statements of North Central and reflect the pro forma effects of the acquisition of Valley Financial (the "Acquisition"). The Acquisition was accounted for under the purchase method of accounting.

For purposes of the pro forma statements, the purchase price of Valley Financial has been allocated to the acquired net assets based on information currently available with regard to the values of such net assets. Pro forma adjustments have been made only for those assets and liabilities which, based solely on preliminary estimates, may have fair values significantly different from historical amounts. As such, final adjustments to recorded amounts may differ significantly from the pro forma adjustments presented herein.

The unaudited pro forma consolidated statements of income for the nine months ended September 30, 1997 and the year ended December 31, 1996 were prepared as if the Acquisition had occurred as of the beginning of the respective periods for the purposes of the combined consolidated statements of income and as if such an acquisition had occurred at the end of the period for purposes of the combined consolidated balance sheet.

These pro forma financial statements are not necessarily indicative of the results of operations that might have occurred had the acquisition taken place at the beginning of the period, or to project the Company's results of operations at any future date or for any future period. The pro forma statements should be read in connection with the notes thereto.

               NORTH CENTRAL BANCSHARES, INC. AND SUBSIDIARIES
                   VALLEY FINANCIAL CORP. AND SUBSIDIARIES
           UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
                             at September 30, 1997

                                                         North              Valley                       Pro Forma
                                                        Central            Financial         Adjustments            Combined
                                                     --------------     --------------     ---------------      ---------------
ASSETS
Cash and cash equivalents                            $   4,520,553      $   3,364,164      $        --          $   7,884,717
Securities available for sale                           22,241,637         45,675,255       (3,417,490)(1)         64,499,402
Securities held to maturity                                     --               --                 --                     --
Loans receivable, net                                  181,119,869         60,039,484          706,781 (2)        241,866,134
Accrued interest receivable                              1,328,799            991,964               --              2,320,763
Foreclosed real estate                                     231,814             67,605               --                299,419
Premises and equipment, net                              2,015,152          1,102,634               --              3,117,786
Rental real estate                                       2,083,625                 --               --              2,083,625
Title plant                                                925,256                 --               --                925,256
Deferred taxes                                              74,000                 --          (74,000)(3)                 --
Goodwill                                                        --                 --        6,821,989 (4)          6,821,989
Prepaid expenses and other assets                          592,683            144,325               --                737,008
                                                     -------------      -------------      -----------          -------------
     Total Assets                                    $ 215,133,388      $ 111,385,431      $ 4,037,280          $ 330,556,099
                                                     =============      =============      ===========          =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                             $ 139,254,875      $ 101,734,158      $   410,165 (2)      $ 241,399,198
Other borrowed funds                                    25,550,000            500,000       11,308,760 (1)         37,358,760
Advances from borrowers for taxes
     and insurance                                         364,994             97,996               --                444,990
Dividend payable                                           203,624                 --               --                203,624
Income taxes payable                                       118,930                 --               --                118,930
Deferred taxes                                                  --            108,156          (17,100)(3),(5)         91,056
Accrued expenses and other liabilities                     356,169            773,576          507,000 (5)          1,636,745
                                                     -------------      -------------      -----------          -------------
     Total Liabilities                                 165,830,592        103,213,886       12,208,825            281,253,303
                                                     -------------      -------------      -----------          -------------

COMMITMENTS

STOCKHOLDERS' EQUITY
Common stock                                                40,111             31,900          (31,900)(1)             40,111
Additional paid-in-capital                              37,895,518          2,979,900       (2,979,900)(1)         37,895,518
Retained earnings, substantially restricted             22,760,386          6,133,445       (6,133,445)(1)         22,760,386
Unrealized gain on securities available
     for sale, net of income taxes                         364,532            155,000         (155,000)(1)            364,532
Treasury stock at cost                                 (10,496,411)        (1,128,700)       1,128,700 (1)        (10,496,411)
Unearned shares, employee stock
     ownership plan                                     (1,261,340)                --               --             (1,261,340)
                                                     -------------      -------------      -----------          -------------
     Total stockholders' equity                         49,302,796          8,171,545       (8,171,545)            49,302,796
                                                     -------------      -------------      -----------          -------------
     Total Liabilities and Stockholders' Equity      $ 215,133,388      $ 111,385,431      $ 4,037,280          $ 330,556,099
                                                     =============      =============      ===========          =============

                NORTH CENTRAL BANCSHARES, INC. AND SUBSIDIARIES
                    VALLEY FINANCIAL CORP AND SUBSIDIARIES

        NOTES TO UNAUDITED PROFORMA COMBINED CONSOLIDATED BALANCE SHEET

     Pursuant to the Merger and consistent with generally accepted accounting principles ("GAAP"), certain purchase method accounting adjustments relating to Valley Financial will be recorded. The purchase method accounting adjustments are preliminary estimates and are subject to revision as economic conditions change or as more information becomes available. The purchase price was $14.7 million, consisting of 28,050 outstanding shares of Valley Financial stock, at $525 per share. The following notes further explain the adjustments.

(1) Represents the planned sale of $3.4 million of securities available for sale and borrowings of $11.3 million to fund the purchase and the elimination of the stockholders' equity of Valley Financial under the purchase method of accounting.

(2) Represents the mark-to-market adjustments to reflect the fair market value of the Valley Financial assets acquired and liabilities assumed under the purchase method of accounting. The following summarizes the net mark-to-market premium or (discounts) established for the following asset and liability categories:

          Loans                                        $      706,781
          Deposits                                           (410,165)
                                                       --------------
                  Total                                $      296,616
                                                       ==============

(3)  Represents the reclassification of deferred income taxes.

(4) Represents the excess of the purchase price paid for Valley Financial over the fair market value of the tangible and identifiable assets acquired and the fair value of the liabilities (goodwill) assumed under the purchase method of accounting. Goodwill is assumed to amortize on a straight-line basis over 15 years.

     The merger consideration of $14.7 million was allocated as follows:

          Net assets at fair value (note 1 & 2)        $     8,468,161
          Professional fees (note 5)                          (363,000)
          Other accrued liabilities (note 5)                  (144,000)
          Goodwill                                           6,821,989
          Net deferred tax liabilities (note 5)                (56,900)
                                                       ---------------
             Purchase Price                            $    14,726,250
                                                       ===============

(5) Represents accruals for other Merger related costs such as professional fees including investment banker, accountants and attorneys fees ($363,000), accruals for other liabilities ($144,000) and net deferred tax liabilities of ($56,900).

                NORTH CENTRAL BANCSHARES, INC. AND SUBSIDIARIES
                    VALLEY FINANCIAL CORP. AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME

                 For the Nine Months Ended September 30, 1997

                                                         North              Valley                     Pro Forma
                                                        Central            Financial        Adjustment            Combined
                                                     -------------      -------------      ------------         -------------
INTEREST INCOME:
     Loans receivable:
       First mortgage loans                          $   9,111,895      $   3,600,780      $  (166,831)(1)      $  12,545,844
       Consumer and other loans                          1,623,475            452,833               --              2,076,308
     Securities and cash deposits                        1,200,805          2,059,580         (279,334)(2)          2,981,051
                                                     -------------      -------------      -----------          -------------
       Total interest income                            11,936,175          6,113,193         (446,165)            17,603,203
                                                     -------------      -------------      -----------          -------------

INTEREST EXPENSE:
     Deposits                                            4,795,481          3,663,083         (265,956)(3)          8,192,608
     Borrowed funds                                        980,208             41,255          508,895 (4)          1,530,358
                                                     -------------      -------------      -----------          -------------
       Total interest expense                            5,775,689          3,704,338          242,939              9,722,966
                                                     -------------      -------------      -----------          -------------
       Net interest income                               6,160,486          2,408,855         (689,104)             7,880,237
Provision for loan losses                                  180,000           (100,000)              --                 80,000
                                                     -------------      -------------      -----------          -------------
     Net interest income after loan losses               5,980,486          2,508,855         (689,104)             7,800,237
                                                     -------------      -------------      -----------          -------------

NONINTEREST INCOME:
     Fees and service charges                              472,074            344,853               --                816,927
     Loan origination and commitment
       fees                                                     --            228,121               --                228,121
     Abstract fees                                         886,981                 --               --                886,981
     Gain on sale of securities available
       for sale                                                 --              9,404               --                  9,404
     Other income                                          317,371             17,240               --                334,611
                                                     -------------      -------------      -----------          -------------
       Total noninterest income                          1,676,426            599,618               --              2,276,044
                                                     -------------      -------------      -----------          -------------

NONINTEREST EXPENSE:
     Salaries and employee benefits                      1,607,769            877,192               --              2,484,961
     Premises and equipment                                316,908            171,155               --                488,063
     Data processing                                       191,224            129,896               --                321,120
     SAIF deposit insurance premiums                        63,181             34,453               --                 97,634
     Other expenses                                      1,160,676            529,715          341,100 (5)          2,031,491
                                                     -------------      -------------      -----------          -------------
       Total noninterest expense                         3,339,758          1,742,411          341,100              5,423,269
                                                     -------------      -------------      -----------          -------------
Income before income taxes                               4,317,154          1,366,062       (1,030,204)             4,653,012
Provision for income taxes                               1,495,563            453,218         (257,036)             1,691,745
                                                     -------------      -------------      -----------          -------------
     Net Income                                      $   2,821,591      $     912,844      $  (773,168)         $   2,961,267
                                                     =============      =============      ===========          =============
Basic earnings per common share                      $        0.88                                              $        0.92
                                                     =============                                              =============
Earnings per common share -
     assuming dilution                               $        0.87                                              $        0.91
                                                     =============                                              =============

                NORTH CENTRAL BANCSHARES, INC. AND SUBSIDIARIES
                    VALLEY FINANCIAL CORP. AND SUBSIDIARIES
        UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME

                     For the Year Ended December 31, 1996

                                               North         Valley                Pro Forma
                                              Central      Financial     Adjustment         Combined
                                            -----------    ----------    -----------       -----------
INTEREST INCOME:
     Loans receivable:
       First mortgage loans                 $11,173,567    $4,787,517    $  (222,442)(1)   $15,738,642
       Consumer and other loans               2,007,185       676,537             --         2,683,722
     Securities and cash deposits             1,909,267     2,030,456       (372,445)(2)     3,567,278
                                            -----------    ----------    -----------       -----------

       Total interest income                 15,090,019     7,494,510       (594,887)       21,989,642
                                            -----------    ----------    -----------       -----------

INTEREST EXPENSE:
     Deposits                                 6,217,234     4,401,078       (354,608)(3)    10,263,704
     Borrowed funds                             711,418        70,087        678,526 (4)     1,460,031
                                            -----------    ----------    -----------       -----------

       Total interest expense                 6,928,652     4,471,165        323,918        11,723,735
                                            -----------    ----------    -----------       -----------

       Net interest income                    8,161,367     3,023,345       (918,805)       10,265,907
Provision for loan losses                       240,000         6,000             --           246,000
                                            -----------    ----------    -----------       -----------
     Net interest income after loan losses    7,921,367     3,017,345       (918,805)       10,019,907
                                            -----------    ----------    -----------       -----------

NONINTEREST INCOME:
     Fees and service charges                   579,999       443,973             --         1,023,972
     Loan origination and commitment
       fees                                          --       391,088             --           391,088
     Abstract fees                              931,031            --             --           931,031
     Gain on sale of securities available
       for sale                                  13,774        15,970             --            29,744
     Other income                               368,691       219,446             --           588,137
                                            -----------    ----------    -----------       -----------

       Total noninterest income               1,893,495     1,070,477             --         2,963,972
                                            -----------    ----------    -----------       -----------

NONINTEREST EXPENSE:
     Salaries and employee benefits           2,003,701     1,252,330             --         3,256,031
     Premises and equipment                     420,633       300,079             --           720,712
     Data processing                            243,762       172,836             --           416,598
     SAIF deposit insurance premiums          1,095,838       754,180             --         1,850,018
     Other expenses                           1,174,450       608,370        454,800 (5)     2,237,620
                                            -----------    ----------    -----------       -----------

       Total noninterest expense              4,938,384     3,087,795        454,800         8,480,979
                                            -----------    ----------    -----------       -----------

Income before income taxes                    4,876,478     1,000,027     (1,373,605)        4,502,900

Provision for income taxes                    1,743,557       333,746       (342,714)        1,734,589
                                            -----------    ----------    -----------       -----------

     Net Income                             $ 3,132,921    $  666,281    $(1,030,891)      $ 2,768,311
                                            ===========    ==========    ===========       ===========

Basic earnings per common share             $      0.82                                    $      0.72
                                            ===========                                    ===========

Earnings per common share -
     assuming dilution                      $      0.82                                    $      0.72
                                            ===========                                    ===========

                NORTH CENTRAL BANCSHARES, INC. AND SUBSIDIARIES
                    VALLEY FINANCIAL CORP. AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF INCOME

     Pursuant to the Merger and consistent with GAAP, certain adjustments will be recorded, primarily to accrue for specific, identified costs related to the merger of Valley Financial. The amounts of the Merger related costs are preliminary estimates and are subject to revisions as economic conditions change or as more information become available.

     North Central expects to achieve operating cost savings primarily through the consolidation of back office functions, elimination of redundant professional fees and elimination of some employee benefits. The operating cost savings are expected to be achieved in various amounts at various times during the years subsequent to the acquisition of Valley Financial and not ratably over, or at the beginning or end of, such periods. No adjustment has been reflected in the Unaudited Pro Forma Combined Consolidated Statement of Income for the year ended December 31, 1996, or for the nine months ended September 30, 1997 for the anticipated cost savings.

(1) Represents amortization of Valley Financial mark-to-market adjustments under the purchase method of accounting for loans.

(2) Represents amortization of Valley Financial mark-to-market adjustments under the purchase method of accounting for securities, and the forgone interest income resulting from the planned sale of $3.4 million of securities, at a rate of 6.0%.

(3) Represents amortization of Valley Financial mark-to-market adjustments under the purchase method of accounting for deposits.

(4) Represents the cost of borrowing $11.3 million to fund the Valley Financial acquisition, at a rate of 6.0%.

(5)  Represents amortization of goodwill.